UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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
      Date of Report (Date of earliest event reported)                                   March 7, 2006
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                                        DaimlerChrysler Financial Services Americas LLC
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                                                    (Sponsor and Depositor)

                                               DaimlerChrysler Auto Trust 2006-A
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                                   (Exact name of Issuing Entity as specified in its charter)


             State of Delaware                            333-127963-01                               20-6437245
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       (State of other jurisdiction                        (Commission                               (IRS Employer
             of incorporation)                             File Number)                           Identification No.)


                     c/o Deutsche Bank Trust Company Delaware, as owner trustee,
                          1011 Centre Road, Suite 200, Wilmington, Delaware                                      19805
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                              (Address of principal executive offices)                                        (Zip Code)


       Registrant's telephone number, including area code                                 (302) 552-6279
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9.      Financial Statements and Exhibits.

Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       5.1    Legality Opinion of Sidley Austin LLP.

       8.1    Tax Opinion of Sidley Austin LLP.

       23.1   Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).


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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DaimlerChrysler Financial Services Americas LLC, as Administrator



                                By: /s/ B. C. Babbish
                                    ------------------------------------------
                                    B. C. Babbish
                                    Assistant Secretary



Date:  March 7, 2006




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                                 EXHIBIT INDEX


Exhibit  No.    Description of Exhibit

5.1             Legality Opinion of Sidley Austin LLP.

8.1             Tax Opinion of Sidley Austin LLP.

23.1            Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).